                                                                  EXHIBIT 10.127

                                  $156,600,000
                        BXG RECEIVABLES NOTE TRUST 2004-B

     $72,300,000 4.445% TIMESHARE LOAN-BACKED NOTES, SERIES 2004-B, CLASS A $24,100,000 4.695% TIMESHARE LOAN-BACKED NOTES, SERIES 2004-B, CLASS B $10,300,000 5.190% TIMESHARE LOAN-BACKED NOTES, SERIES 2004-B, CLASS C $43,000,000 6.680% TIMESHARE LOAN-BACKED NOTES, SERIES 2004-B, CLASS D $ 6,900,000 7.180% TIMESHARE LOAN-BACKED NOTES, SERIES 2004-B, CLASS E


                             NOTE PURCHASE AGREEMENT
                                                                    July 1, 2004
BB&T CAPITAL MARKETS,
    A DIVISION OF SCOTT & STRINGFELLOW, INC.
909 EAST MAIN STREET
RICHMOND, VIRGINIA 23219

Ladies and Gentlemen:

                  Section 1. INTRODUCTORY. BXG Receivables Note Trust 2004-B (the "ISSUER"), a Delaware statutory trust, proposes, subject to the terms and conditions stated herein, to issue and sell to BB&T Capital Markets, a division of Scott & Stringfellow, Inc., as initial purchaser (the "INITIAL PURCHASER") its Timeshare Loan-Backed Notes, Series 2004-B, Class A, Class B, Class C, Class D and Class E (collectively, the "NOTES") in the Initial Note Balances set forth in EXHIBIT A attached hereto, to be issued under an indenture, dated as of June 15, 2004 (the "INDENTURE"), by and among the Issuer, Bluegreen Corporation ("BLUEGREEN"), as servicer (the "SERVICER"), Vacation Trust, Inc., as club trustee, Concord Servicing Corporation, as backup servicer, and U.S. Bank National Association, as indenture trustee (the "INDENTURE TRUSTEE"). The Securities Act of 1933, as amended, is herein referred to as the "SECURITIES ACT". Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the "Standard Definitions" attached as ANNEX A to the Indenture.

                  Section 2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND BLUEGREEN. Each of Bluegreen and the Issuer jointly and severally represent and warrant to the Initial Purchaser, as of the Closing Date, that:

                  (a) A preliminary confidential offering circular and a confidential offering circular relating to the Notes to be offered by the Initial Purchaser have been prepared by the Issuer. Such preliminary confidential offering circular (the "PRELIMINARY OFFERING CIRCULAR") and confidential offering circular (the "OFFERING CIRCULAR"), as amended or supplemented by any additional written information and documents concerning the Notes delivered by or on behalf of the Issuer to prospective purchasers are hereinafter collectively referred to as the "OFFERING DOCUMENT". On the date of this Note Purchase Agreement (this "AGREEMENT") and the Closing Date, the Offering Document does not include, or will not include, as the case may be, any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Issuer or Bluegreen by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                  (b) The Issuer is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Issuer is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, and in which the failure to be so qualified would have a Material Adverse Effect (as defined below) in relation to the Issuer. As used herein, "MATERIAL ADVERSE Effect" shall mean, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of such Person.

                  (c) Bluegreen is a corporation duly formed, validly existing and in good standing under the laws of the State of Massachusetts, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and Bluegreen is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, and in which the failure to be so qualified would have a Material Adverse Effect with respect to Bluegreen.

                  (d) The Indenture has been duly authorized and on the Closing Date, the Indenture will have been duly executed and delivered, will conform to the description thereof contained in the Offering Document and will constitute, a valid and legally binding agreement of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) The Notes have been duly authorized; and when the Notes are delivered, paid for, and authenticated pursuant to this Agreement on the Closing Date, such Notes will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document; will constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) Assuming (i) that the Initial Purchaser's representations and warranties in Section 4 hereof are true, and (ii) compliance by the Initial Purchaser with the covenants set forth herein, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Transaction Documents and in connection with the issuance and sale of the Notes by the Issuer, other than (i) as may required under the securities or blue sky laws of the various jurisdictions in which the Notes are being offered by the Initial Purchaser and (ii) as have been made or obtained on or prior to the Closing Date (or, if not required to be made or obtained on or prior to the Closing Date, that will be made or obtained when required).

                  (g) The execution, delivery and performance of each of the Transaction Documents and the issuance and sale of the Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer, Bluegreen or any of their Affiliates or any of their properties, (ii) any agreement or instrument to which the Issuer, Bluegreen or any of their Affiliates is a party or by which the Issuer, Bluegreen or any of their Affiliates is bound or to which any of the properties of the Issuer, Bluegreen or any of their Affiliates is subject, or
(iii) the organizational documents of the Issuer, Bluegreen or any of their Affiliates and the Issuer has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement, except in the cases of clauses
(i) and (ii), such breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect on the Issuer, Bluegreen or any of their Affiliates.

                  (h) This Agreement and each other Transaction Document to which the Issuer is a party have each been duly authorized, executed and delivered by the Issuer. This Agreement and the other Transaction Documents to which Bluegreen is a party have each been duly authorized, executed and delivered by Bluegreen.

                  (i) The Issuer has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it other than liens and encumbrances pursuant to the Transaction Documents; and except as disclosed in the Offering Document, Bluegreen holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it.

                  (j) The Issuer possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuer, would individually or in the aggregate have a Material Adverse Effect.

                  (k) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Issuer, Bluegreen or any of their Affiliates or any of their respective properties that, if determined adversely to the Issuer, would individually or in the aggregate have a Material Adverse Effect on the Issuer, Bluegreen or any of their Affiliates, or would materially and adversely affect the ability of the Issuer, Bluegreen or any of their Affiliates to perform its obligations under any of the Transaction Documents to which it is a party, or which are otherwise material in the context of the sale of the Notes; and, to the Issuer's knowledge, no such actions, suits or proceedings are threatened or, contemplated.

                  (l) The Issuer is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the

United States Investment Company Act of 1940, as amended, (the "INVESTMENT COMPANY ACT"); and the Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (m) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

                  (n) Assuming (i) that the Initial Purchaser's representations and warranties in Section 4 hereof are true and (ii) compliance by the Initial Purchaser with the covenants set forth herein, the offer and sale of the Notes to the Initial Purchaser in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of
Section 4(2) thereof and it is not necessary to qualify an indenture in respect of the Notes under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

                  (o) The Issuer has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes except for this Agreement.

                  (p) Upon execution and delivery of the Transaction Documents, the Issuer will have acquired all right, title and interest in and to the Timeshare Loans free and clear of all liens other than liens under the Transaction Documents.

                  (q) Upon the execution and delivery of the Transaction Documents, the Issuer will have the power and authority to pledge the Timeshare Loans to the Indenture Trustee on behalf of the Noteholders.

                  (r) Each of the representations and warranties of the Issuer and Bluegreen set forth in each of the Transaction Documents to which it is a party is true and correct in all material respects.

                  (s) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Transaction Documents or the execution, delivery and sale of the Notes have been or will be paid prior to the Closing Date.

                  Section 3. PURCHASE, SALE AND DELIVERY OF NOTES.

                  (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions set forth herein, the Issuer agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Issuer, the Notes at the respective purchase prices and the Initial Note Balances set forth in EXHIBIT A hereto.

                  (b) The Issuer will deliver against payment of the aggregate purchase price for all the Notes, the Notes to be purchased by the Initial Purchaser hereunder in the form of one permanent global security in definitive form without interest coupons (the "GLOBAL NOTES") deposited with the Indenture Trustee, as custodian for DTC, and registered in the name of Cede

& Co., as nominee for DTC. The Global Notes shall include the legend regarding restrictions on transfer set forth under "TRANSFER RESTRICTIONS" in the Offering Circular.

                  (c) Payment for the Notes shall be made by the Initial Purchaser in federal (same day) funds by wire transfer to an account at a bank acceptable to the Initial Purchaser and designated by the Issuer on July 8, 2004 (or, at such time not later than seven full Business Days thereafter as the Initial Purchaser and the Issuer shall determine, the "CLOSING DATE") against delivery to the Indenture Trustee as custodian for DTC of the Global Notes. The Global Notes will be made available for inspection at the offices of Baker & McKenzie, counsel to the Initial Purchaser, at least 24 hours prior to the Closing Date.

                  Section 4. REPRESENTATIONS OF THE INITIAL PURCHASER; RESALES.

                  (a) The Initial Purchaser represents and warrants that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         The Initial Purchaser acknowledges and agrees that (i) the Notes have not been registered under the Securities Act or any state securities or blue sky laws and (ii) it may not and will not offer or sell the Notes to any person except Persons whom the Initial Purchaser reasonably believes to be a QIB. The Initial Purchaser represents and agrees that it has offered and sold the Notes, and will offer and sell the Notes, as part of its distribution at any time, only in accordance with Rule 144A under the Securities Act, this Agreement and the Offering Document.

                  (b) The Initial Purchaser agrees that it and each of its Affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes.

                  (c) The Initial Purchaser agrees that it and each of its affiliates will not offer or sell the Notes in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Notes, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (d) One of the following statements is true and correct: (i) the Initial Purchaser is not an "employee benefit plan" within the meaning of
Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code (a "PLAN") and it is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (ii) the proposed acquisition or transfer will qualify for a statutory or administrative prohibited transaction exemption under ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exception is available.

                  (e) The Initial Purchaser understands that the Issuer and Bluegreen, and for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 6(d) hereof, counsel to the Issuer and/or Bluegreen, will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

                  (f) This Agreement has been duly authorized, executed and delivered by the Initial Purchaser and constitutes a legal, valid and binding agreement enforceable against the Initial Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) The Initial Purchaser agrees to treat and to take no action inconsistent with the treatment of the Notes as indebtedness of the Issuer.

                  Section 5. CERTAIN COVENANTS OF THE ISSUER. The Issuer agrees with the Initial Purchaser that:

                  (a) The Issuer will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Initial Purchaser's consent. If, at any time prior to the completion of the resale of the Notes by the Initial Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuer promptly will notify the Initial Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement. Neither the consent of the Initial Purchaser to, nor the Initial Purchaser's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Issuer will furnish to the Initial Purchaser copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Initial Purchaser reasonably requests. At any time the Notes are Outstanding, the Issuer will promptly furnish or cause to be furnished to the Initial Purchaser and, upon request of holders and prospective purchasers of the Notes, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Notes pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Notes. The Issuer will pay the expenses of printing and distributing to the Initial Purchaser all such documents.

                  (c) During the period of two years after the Closing Date, the Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by any of them.

                  (d) During the period of two years after the Closing Date, the Issuer shall use its reasonable best efforts to ensure that it will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (e) The Issuer will pay all expenses incidental to the performance of its obligations under the Transaction Documents including (i) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Notes, the preparation of the Transaction Documents and the printing of the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Notes; (ii) any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Notes for sale under the laws of such jurisdictions in the United States and Canada as the Initial Purchaser designates and the printing of memoranda relating thereto; (iii) any fees charged by investment rating agencies for the rating of the Notes, and (iv) expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Initial Purchaser.

                  (f) In connection with the offering, until the Initial Purchaser shall have notified the Issuer of the completion of the resale of the Notes, neither the Issuer nor any of its Affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its Affiliates has a beneficial interest any Notes or attempt to induce any person to purchase any Notes; and neither it nor any of its Affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes.

                  Section 6. CONDITIONS OF THE INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase and pay for the Notes on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Issuer and Bluegreen herein, the accuracy of the statements of officers of the Issuer made pursuant to the provisions hereof, the performance by the Issuer of its obligations hereunder and the following additional conditions precedent:

                  (a) The Initial Purchaser shall have received a letter, dated the date of the Offering Document from Ernst & Young LLP in form and substance satisfactory to the Initial Purchaser concerning the financial and statistical information contained in the Offering Document.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Initial Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Notes, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuer or Bluegreen which, in the judgment of the Initial Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Notes; (B) any downgrading in the rating of any debt securities of the Issuer or Bluegreen by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer or Bluegreen (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer or Bluegreen on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Initial Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Notes.

                  (c) The Notes shall have been duly authorized, executed, authenticated, delivered and issued, and each of the Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and all conditions precedent contained in the Transaction Documents shall have been satisfied or waived.

                  (d) The Initial Purchaser shall have received from counsel to each party to the Transaction Documents, written opinions dated the Closing Date and in form and substance satisfactory to the Initial Purchaser, covering such matters as the Initial Purchaser may reasonably request, including but not limited to the following:

                           (i) CORPORATE OPINIONS. An opinion in respect of each
                  party to the Transaction Documents that such party has been duly formed, existing and in good standing under the laws of its state of formation, with all requisite power and authority to own its properties and conduct its business.

                           (ii) LEGAL, VALID, BINDING AND ENFORCEABLE. An
                  opinion in respect of each party to the Transaction Documents that each Transaction Document to which it is a party has been duly authorized, executed and delivered and constitutes the valid and legally binding obligations of each party enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (iii) NOTES. An opinion of counsel to the Issuer that
                  the Notes have been duly authorized and executed, are in the form contemplated by the Indenture and conform in all material respects to the description thereof contained in the Offering Document, and when authenticated by the Indenture Trustee in the manner provided for in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Indenture Trustee), and delivered against payment of the purchase price therefor, constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (iv) NO CONSENTS REQUIRED. An opinion in respect of
                  each party to the Transaction Documents that in respect such party, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Transaction Documents.

                           (v) LITIGATION. An opinion in respect of each party
                  to the Transaction Documents that in respect of such party, there are no pending actions, suits or proceedings to which such party, any of its subsidiaries or any of their respective properties is a party to or is subject to, that, if determined adversely to such party or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of such party to perform its obligations under the Transaction Documents; and, to the knowledge of the opining party, no such actions, suits or proceedings are threatened.

                           (vi) NON-CONTRAVENTION. An opinion in respect of each
                  party to the Transaction Documents that in respect of such party the execution, delivery and performance of the Transaction Documents to which it is a party will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) the organizational documents of such party, (B) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over such party or any subsidiary of such party or any of their properties, or, (C) to the Knowledge of the opining party, any agreement or instrument to which such party is a party or by which such party is bound or to which any of the properties of such party is subject, or the organizational documents of such party, the result of which, in each of the foregoing cases, would have a Material Adverse Effect on such party and its subsidiaries, taken as a whole.

                           (vii) SECURITIES LAWS. Assuming (i) that the Initial
                  Purchaser's representations and warranties in Section 4 hereof are true, and (ii) compliance by the Initial Purchaser with the covenants set forth herein, an opinion that it is not necessary in connection with (i) the offer, sale and delivery of Notes by the Issuer to the Initial Purchaser pursuant to this Agreement, or (ii) the resales of the Notes by the Initial Purchaser in the manner contemplated by this Agreement, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

                           (viii) INVESTMENT COMPANY ACT. An opinion that the
                  Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                           (ix) FEDERAL INCOME TAX. An opinion that for U.S.
                  federal income tax purposes (a) the Issuer will not be treated as a publicly traded partnership or taxable mortgage pool taxable as a corporation, and (b) the Notes will be treated as indebtedness of the Issuer.

                           (x) TRUE SALE. A true sale opinion to the effect that
                  in the event that the transferor of Timeshare Loans in the Transfer Agreement, the Purchase Agreement and the Sale Agreement were to become a debtor in a case under the Bankruptcy Code, a court of competent jurisdiction would hold that the Timeshare Loans and other assets sold to the transferee under the related Transfer Agreement, Purchase Agreement and Sale Agreement would not constitute property of such transferor's bankruptcy estate.

                           (xi) NON-CONSOLIDATION. An opinion to the effect that
                  in the event that Bluegreen, the Developer and/or the Club Managing Entity were to become a debtor in a case under the Bankruptcy Code, a court of competent jurisdiction would not disregard the separate existence of the Issuer or the Depositor, so as to order the substantive consolidation of the assets and liabilities of (a) the Issuer or the Depositor on the one hand and (b) Bluegreen on the other hand.

                           (xii) SECURITY INTERESTS. An opinion to the effect
                  that (i) in the event that the transfer of Timeshare Loans from the Depositor to the Issuer shall be considered a loan secured by the Timeshare Loans, upon execution of the Sale Agreement and upon possession of the Mortgage Notes and Finance Agreements in the State of Minnesota and the filing of financing statements related thereto, the Issuer will have a perfected first priority security interest in the Mortgage Notes and other assets which may be perfected by filing, and
                  (ii) upon execution of the Indenture and upon possession of the Mortgage Notes and Finance Agreements in the State of Minnesota and the filing of financing statements related thereto, the Indenture Trustee will have a perfected first priority security interest in the Mortgage Notes and other assets which may be perfected by filing.

                           (xiii) LOCAL LAW. An opinion with respect to each
                  jurisdiction in which a Resort is located to the effect that
                  (i) all timeshare associations for Resorts in such jurisdiction are duly organized, validly existing and in good standing under the laws of such jurisdiction, (ii) the manner of offering for sale of and the sale of timeshare estates in such Resorts complies with the requirements of the applicable governmental authorities in such jurisdiction, (iii) the form of purchase contract, obligor notes, mortgages (if applicable) are sufficient to create a valid and binding obligation of the purchaser, enforceable against such purchaser in accordance with its terms, (iv) the timeshare loans are assignable by the holder thereof, and (v) the form of assignment of Mortgage, to the extent applicable, are proper form for recording in such jurisdiction.

                  (e) The Initial Purchaser shall have received a letter from Akerman & Senterfitt that such counsel has no reason to believe that the Offering Circular as of the date of the Offering Circular and the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Circular.

                  (f) The Initial Purchaser shall have received from each party to the Transaction Documents such information, certificates and documents as the Initial Purchaser may reasonably have requested and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser.

                  (g) The (i) Class A Notes, Class B Notes, Class C Notes, Class D Notes shall have received a rating of "Aaa", "Aa3", "A3" and "Baa3", respectively from Moody's, (ii) Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes shall have received a rating of "AAA", "AA", "A", "BBB" and "BBB", respectively, from S&P, and (iii) none of such ratings shall have been rescinded, and no public announcement shall have been made by either of the Rating Agencies that the rating of any Class of Notes has been placed under review.

         The Initial Purchaser may in its sole discretion waive compliance with any conditions to the obligations of the Initial Purchaser hereunder.

                  Section 7. INDEMNIFICATION AND CONTRIBUTION.

                  (a) Each of the Issuer and Bluegreen jointly and severally agrees (i) to indemnify and hold harmless the Initial Purchaser, its partners, directors and officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any breach of any of the representations and warranties of the Issuer or Bluegreen contained herein, or
(B) any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Issuer's failure to perform its obligations under Section 5(a) of this Agreement, and (ii) will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any loss, claim, damage, liability or action, described in clause (i) above, as such expenses are incurred; PROVIDED, HOWEVER, that neither the Issuer nor Bluegreen will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuer or Bluegreen by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and PROVIDED, FURTHER, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Circular the indemnity agreement contained in this subsection (a) shall not inure to the benefit of the Initial Purchaser that sold the Notes concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of the Initial Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Notes to such person, a copy of the Offering Circular (exclusive of any material included therein but not attached thereto) if the Issuer had previously furnished copies thereof to the Initial Purchaser.

                  (b) The Initial Purchaser will indemnify and hold harmless the Issuer and Bluegreen, its directors and officers, and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Issuer and Bluegreen may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer and Bluegreen by the Initial Purchaser specifically for use therein, and the Initial Purchaser will reimburse any legal or other expenses reasonably incurred by the Issuer and Bluegreen in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the second and sixth paragraphs under the caption "PLAN OF DISTRIBUTION"; PROVIDED, HOWEVER, that the Initial Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Issuer's failure to perform its obligations under Section 5(a) of this Agreement.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent that the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could be a party and indemnity could have been sought hereunder by such indemnified party unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and Bluegreen on the one hand and the Initial Purchaser on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and Bluegreen on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer and Bluegreen on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the Note offering (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by the Initial Purchaser from the Issuer under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and/or Bluegreen or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it were resold exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (e) The obligations of the Issuer and Bluegreen under this Section shall be in addition to any liability which the Issuer or Bluegreen may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchaser under this Section shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuer and Bluegreen within the meaning of the Securities Act or the Exchange Act.

                  Section 8. DEFAULT OF INITIAL PURCHASER. If the Initial Purchaser defaults in its obligations to purchase the Notes and the aggregate principal amount of the Notes with respect to which such default occurs exceeds 10% of the total principal amount of the Notes and arrangements satisfactory to the Issuer and Bluegreen for the purchase of such Notes by any other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the Issuer or Bluegreen, except as provided in
Section 9 hereof. Nothing herein will relieve the Initial Purchaser from liability for any default hereunder.

                  Section 9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Issuer and Bluegreen or its officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the Issuer and Bluegreen or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If this Agreement is terminated pursuant to Section 8 hereof or if for any reason the purchase of the Notes by the Initial Purchaser is not consummated, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 hereof and the respective obligations of the Issuer, Bluegreen and the Initial Purchaser pursuant to Section 7 hereof shall remain in effect. If the purchase of the Notes by the Initial Purchaser is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 hereof or the occurrence of any event specified in clauses
(C), (D) or (E) of Section 6(b)(ii) hereof, the Issuer and Bluegreen will reimburse the Initial Purchaser for all out-of-pocket expenses (including reasonable fees and disbursements of legal counsel) reasonably incurred by them in connection with the offering of the Notes.

                  Section 10. SEVERABILITY CLAUSE. Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 11. NOTICES. All communications hereunder will be in writing and, (A) if sent to the Initial Purchaser, will be mailed, delivered or telecopied and confirmed to the Initial Purchaser, at BB&T Capital Markets, a division of Scott & Stringfellow, Inc., 909 East Main Street, Richmond, VA 23219, Attention: David Folsom, or (B) if sent to the Issuer, will be mailed, delivered or telecopied and confirmed to it at BXG Receivables Note Trust 2004-B c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 Attention: Corporate Trust Administration, Telecopier No.: (302) 651-8882, with a copy to Bluegreen Corporation, 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431, Attention: Allan Herz, Senior Vice President, Telecopier No.: (561) 912-8255 or (C) if sent to Bluegreen, will be mailed, delivered or telecopied and confirmed to it at 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431, Attention: Allan Herz, Senior Vice President, Telecopier No.: (561) 912-8255; PROVIDED, HOWEVER, that any notice to the Initial Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to the Initial Purchaser at (804) 649-0990.

                  Section 12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder, except that holders of Notes shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuer as if such holders were parties thereto.

                  Section 13. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS. The Issuer and Bluegreen hereby submit to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  Section 14. COUNTERPARTS, ETC. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof between the Initial Purchaser, Bluegreen and the Issuer. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                  Section 15. NO PETITION. During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

                  Section 16. OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuer and the Initial Purchaser.

                                       Very truly yours,

                                       BXG RECEIVABLES NOTE TRUST 2004-B
                                       By: WILMINGTON TRUST COMPANY, not in
                                            its individual capacity but solely
                                            as Owner Trustee

                                           By: /s/ KATHLEEN A. PEDELINI
                                               ---------------------------------
                                               Name:  Kathleen A. Pedelini
                                               Title: Financial Services Officer

                                       BLUEGREEN CORPORATION

                                       By: /s/ ALLAN J. HERZ
                                           -------------------------------------
                                           Name:  Allan J. Herz
                                           Title: Senior Vice President,
                                                  Mortgage Operations


The foregoing Agreement is
hereby confirmed and accepted as
of the date first above written.

BB&T CAPITAL MARKETS,
  A DIVISION OF SCOTT & STRINGFELLOW, INC.

By: /s/ ANDREW YUDER
    -----------------------------------------
    Name:  Andrew Yuder
    Title: Managing Director






                 [Signature Page of the Note Purchase Agreement]

                                    EXHIBIT A


                          Initial
Class                     Note Balance                 Purchase Price
-----                     ------------                 --------------

A                         $72,300,000                     99.99470%

B                         $24,100,000                     99.99710%

C                         $10,300,000                     99.98900%

D                         $43,000,000                     99.99400%

E                         $6,900,000                      99.33090%